Accumulated Other Comprehensive (Loss) Income (Detail) (USD $) In Millions, unless otherwise specified	Nov. 30, 2011	Nov. 30, 2010
Accumulated Other Comprehensive Income (Loss) [Line Items]
Cumulative foreign currency translation adjustments, net	$ (123)	$ (99)
Unrecognized pension expenses	(96)	(91)
Unrealized loss on marketable security	(17)	(16)
Net gains (losses) on cash flow derivative hedges	27	(48)
Accumulated other comprehensive income (loss)	$ (209)	$ (254)